MANAGER AND FOUNDER
        AQUILA MANAGEMENT CORPORATION
        380 Madison Avenue, Suite 2300
        New York, New York 10017

INVESTMENT SUB-ADVISER
        KPM INVESTMENT MANAGEMENT, INC.
        1700 Lincoln Street, Suite 1300
        Denver, Colorado 80203

BOARD OF TRUSTEES
        Lacy B. Herrmann, Chairman
        Tucker Hart Adams
        Arthur K. Carlson
        William M. Cole
        Anne J. Mills
        J. William Weeks
        John G. Welles

OFFICERS
        Diana P. Herrmann, President
        James M. McCullough, Senior Vice President
        Jean M. Smith, Vice President
        Jessica L. Wiltshire, Vice President
        Rose F. Marotta, Chief Financial Officer
        Richard F. West, Treasurer
        Edward M.W. Hines, Secretary

DISTRIBUTOR
        AQUILA DISTRIBUTORS, INC.
        380 Madison Avenue, Suite 2300
        New York, New York 10017

CUSTODIAN
        BANK ONE TRUST COMPANY, N.A.
        100 East Broad Street
        Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
        PFPC Inc.
        400 Bellevue Parkway
        Wilmington, Delaware 19809

INDEPENDENT AUDITORS
        KPMG LLP
        345 Park Avenue
        New York, New York 10154

Further information is contained in the Prospectus, which must precede or accompany this report.


ANNUAL
REPORT

DECEMBER 31, 1999


                                 TAX-FREE FUND
                                       OF
                                    COLORADO

[Logo of Tax-Free Fund of Colorado: a square with silhouettes of two mountains and a rising sun]

                          A TAX-FREE INCOME INVESTMENT

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                            AQUILAsm GROUP OF FUNDS

[Logo of Tax-Free Fund of Colorado: a square with silhouettes of two mountains and a rising sun]

                  SERVING COLORADO INVESTORS FOR OVER A DECADE

                            TAX-FREE FUND OF COLORADO

                                  ANNUAL REPORT

                  "WE TAKE SPECIAL CARE TO ENSURE YOUR SAFETY"


                                                               February 22, 2000

Dear Fellow Shareholders:

     Every now and then, we come across something that triggers a special point worth considering. This happened to us on a recent trip on United Airlines. When a pre-flight announcement was made that stated, "We take special care to ensure your safety," that remark brought home to us a point that we practice on a continuous basis with Tax-Free Fund of Colorado.

     We know from our surveys that most of the shareholders of Tax-Free Fund of Colorado are looking forward to retiring or have already retired. These are a very special group of people - and we work very hard to make sure that we are addressing their needs.

     Once one is no longer in the work force, it is essential that very careful attention be paid to whatever financial resources are available to ensure that these resources are available when needed. It is just as important that these financial resources produce the kind of return, on a consistent basis, that our shareholders can count on.

SAFETY

     Safety with municipal securities is a very important factor to which management of your Fund pays considerable attention. Just like the United Airlines announcement, "we take special care to ensure your safety" with all the municipal securities in the Fund.

     As you probably know, municipal securities have various credit ratings. These ratings attempt to measure the kind of safety and trustworthiness that the securities represent. With Tax-Free Fund of Colorado, we specifically limit the credit ratings to those within the top four grades - AAA, AA, A, and Baa. This world in which we live is changing extremely rapidly. Therefore, we feel it is important that we ensure that the majority of securities in the Fund's portfolio are within the top TWO credit grades - AAA and AA - for your safety. Through our portfolio management, we very carefully monitor the characteristics of each investment and every type of investment in the portfolio. Therefore, we do not expect "surprises" from any of the securities that are in the portfolio of the Fund.

     Recently, the marketplace for municipal securities has made it such that the difference in yield for a AAA or AA credit rating versus a Baa credit rating is relatively little. Therefore, our approach is to go with the best. Obviously, if one can buy securities which provide a top rating without paying any significant premium for them, we prefer to go in that direction.

     We want you to know, that at the report date of December 31, 1999, the combination of AAA and AA securities amounted to over 90% of the total assets in the portfolio of your Fund.

     In this way, we feel that "we take special care to ensure your safety."


MATURITY OF TAX-FREE MUNICIPAL BONDS

     Another factor that we feel is important in building quality for your investment is the maturity structure of the municipal bonds in the portfolio.

     As we have explained to you in the past, longer-term maturity bonds will usually produce a higher return than short-term bonds. However, such longer maturity bonds also have a higher degree of volatility of price fluctuations.

     Therefore, we have structured the average maturity of Tax-Free Fund of Colorado to be at a somewhat intermediate level - currently 7.8 years. This level is produced by using a "laddered" approach to the selection of bonds in terms of their maturity. We have a certain number of short-term bonds and a certain number of long-term bonds, but the overall average of these maturities run at an intermediate level. In this way, we can capture a substantial amount of possible income level available from the bonds, without exposing the portfolio to an undue level of volatility.

     Our goal is to maintain a reasonably high level of stability for the share net asset value of the Fund, while producing the kind of tax-free return that people want to see from their investment.

     This is another strategy that we use in building quality, safety, and stability into your investment in Tax-Free Fund of Colorado.

RELIABILITY OF PAYMENTS

     We also recognize that most of our shareholders depend upon the monthly tax-free income produced by Tax-Free Fund of Colorado. Shareholders want to know that the income from the Fund is there when the time comes to pay various bills.

     The quality character of the portfolio ensures that this is the case.

     We want to make sure that, to the best of our ability, the monthly payments add up to a satisfactory level of income that you can be SURE will be there when you need it.

YOUR CONFIDENCE IS APPRECIATED

     As always, we again wish to express our appreciation for the confidence you have shown by your investment in Tax-Free Fund of Colorado. We can assure you that we will continually do our best to merit your continued level of trust.

            Sincerely,


/s/  Diana P. Herrmann
-----------------------
Diana P. Herrmann
President



/s/  Lacy B. Herrmann
----------------------
Lacy B. Herrmann
Chairman, Board of Trustees

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class A shares of Tax-Free Fund of Colorado for the 10-year period ended December 31, 1999 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[Graphic of a line chart with the following information:]

                 Lehman Brothers
              Quality Intermediate
              Municipal Bond Index     With Sales Charge     Without Sales Charge     Cost of Living Index
12/89               $10,000                  $9,600                 $10,000                 $10,000
12/90                10,751                  10,204                  10,630                  10,625
12/91                11,948                  11,290                  11,763                  10,941
12/92                12,822                  12,347                  12,864                  11,266
12/93                14,091                  13,717                  14,291                  11,582
12/94                13,706                  13,209                  13,762                  11,883
12/95                15,597                  14,948                  15,573                  12,191
12/96                16,262                  15,555                  16,206                  12,587
12/97                17,453                  16,658                  17,354                  12,801
12/98                18,500                  17,468                  18,199                  13,006
12/99                18,554                  17,324                  18,049                  13,354




                                    AVERAGE ANNUAL TOTAL RETURN
                                FOR PERIODS ENDED DECEMBER 31, 1999
                                                               SINCE
                             1 YEAR    5 YEARS  10 YEARS     INCEPTION
Class A (5/21/87)
    With Sales Charge        (4.78)%    4.70%     5.65%        6.02%
    Without Sales Charge     (0.84)%    5.56%     6.08%        6.37%

Class C (4/30/96)
    With CDSC                (2.68)%     n/a       n/a         3.25%
    Without CDSC             (1.70)%     n/a       n/a         3.25%

Class Y (4/30/96)
    No Sales Charge          (0.79)%     n/a       n/a         4.80%

Lehman Index                  0.29%     6.24%     6.38%        6.51% (Class A)
                              0.29%      n/a       n/a         4.97% (Class C&Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to federal and state income taxes. Past performance is not predictive of future investment results.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     1999 REVIEW

     1999 was marked by a rising interest rate environment, strong economic growth, and an environment in which municipal bonds performed better in the marketplace than U.S. Treasuries.

     During the past year we have seen interest rates on Colorado municipal bonds rise about 100 basis points, or 1% on all maturities. These interest rate increases were driven by concerns of the Federal Reserve Bank in terms of potential inflationary pressures caused by strong consumer spending in the U.S., as well as a robust worldwide economy. The Fed increased short-term interest rates during 1999 by a .75 of 1% through three movements of .25 of 1% each. Despite a small 1.9% increase in the Consumer Price Index, the smallest increase in 35 years, the price of the bonds in the fixed income markets remained under pressure as investors worried about an extremely tight labor market, frenetic consumer spending and the beginning of an increase in import prices.

     The pattern of lower volatility of price movements for municipal bonds as compared to U.S. Treasury securities continued in 1999. Long term rates for 30-year U.S. Treasury bonds increased by more than 1 1/2% during the year, which resulted in double-digit negative total returns for these type securities. However, municipals were less volatile because demand from municipal bond funds and property casualty insurers was lower than it was in previous years. New issue supply of municipal bonds was also lower due to lesser refunding activity in the higher interest rate environment.

     The defensive characteristics of Tax-Free Fund of Colorado served our shareholders very well during this difficult environment. The intermediate maturity (8.0 years), AA+ credit quality, and above average coupon bonds held in the Fund maintained their values much better than bonds that had a longer maturity and were of lower credit quality. The Fund's Class A shares experienced a -0.84% total return in 1999 compared to longer maturity municipal funds which had -7.0% to -9.0% returns.

     From the standpoint of our shareholders, we have always attempted to provide a highly dependable amount of actual income from the Fund regardless of what happens to bond prices in the marketplace. This we have done consistently, as well as for the years 1998 and 1999, in terms of distribution return for the Fund's investors.

     2000 STRATEGY

     We still believe that municipal bonds represent excellent value in today's market. Yields on intermediate-term Colorado bonds are 3 1/2 to 4% above the current inflation rate. This is very high by historical standards. In addition, there may well exist a significant amount of demand for municipals when investors start to rebalance their portfolios to more "normal" stock/bond ratios from overweighted positions in equities. Additionally, investors may be looking to protect gains that have been achieved in the past few years and in the process lower overall portfolio risk levels.

     Tax-Free Fund of Colorado plans to take advantage of the recent higher interest rates by selling 4 to 7 year bonds which were purchased in a lower interest rate environment and replace them with 10 to 12 year bonds with higher yields.

     We will continue to emphasize the highest credit quality municipal bonds as the rates for lower grade bonds have not yet risen enough to warrant the additional risk. This strategy should provide higher income as well as the stable share price that our investors have enjoyed for the past 13 years.

[Logo of KPMG: four rectangles with the letters KPMG in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Tax-Free Fund of Colorado:

     We have audited the accompanying statement of assets and liabilities of Tax-Free Fund of Colorado, including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian . An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Fund of Colorado as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/  KPMG LLP
--------------

New York, New York
February 18, 2000

                           TAX-FREE FUND OF COLORADO
                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1999

RATING
    FACE                                                                        MOODY'S/
   AMOUNT      GENERAL OBLIGATION BONDS (44.2%)                                   S&P                  VALUE
               SCHOOL DISTRICTS (30.4%)
$ 1,275,000    Adams County School District #14                                 Aaa/AAA           $   1,319,625
                    5.750%, 12/01/08, FSA Insured
  1,255,000    Adams County School District #12                                 Aaa/AAA               1,287,944
                    5.625%, 12/15/08, FGIC Insured
  2,500,000    Adams County School District #12                                 Aaa/AAA               2,584,375
                    6.20%, 12/15/09, FGIC Insured
  1,750,000    Arapahoe County School District #6                               Aa2/AA                1,806,875
                    5.50%, 12/01/05
  1,475,000    Arapahoe County, Cherry Creek School                             Aa2/AA                1,561,656
                    District #5, 6.00%, 12/15/05
  2,000,000    Arapahoe County School District #5                               Aa2/AA                2,060,000
                    5.50%, 12/15/07
  1,000,000    Arapahoe County School District #5                               Aa2/AA                1,027,500
                    5.50%, 12/15/08
  1,325,000    Arapahoe County School District #5                               Aaa/AAA               1,296,844
                    5.125%, 12/01/10, FSA Insured
  1,215,000    Boulder Valley  Colorado                                         Aaa/AAA               1,234,744
                    5.50%, 12/01/08, FGIC Insured
  1,875,000    Boulder, Larimer & Weld County # RE-1J                           Aaa/AAA               1,907,812
                    5.50%, 12/15/08, FGIC Insured
  1,000,000    Denver City & County School District #1                          A1/AA-                1,032,500
                    5.60%, 06/01/08
  2,920,000    Douglas & Elbert Counties School District #RE-1                  Aaa/AAA               2,996,650
                    Refunding 5.50%, 12/15/07, FGIC Insured
  2,500,000    Douglas & Elbert Counties School District # Re-1,                Aaa/AAA               2,609,375
                    Series 1992, 6.15%, 12/15/08, MBIA Insured
  1,000,000    Douglas & Elbert Counties School District # Re-1                 Aaa/AAA                 968,750
                    Series 1992, 5.00%, 12/15/10, FGIC Insured
  2,000,000    Douglas & Elbert Counties School District # Re-1                 Aaa/AAA               1,962,500
                    Series 1992, 5.25%, 12/15/11, FGIC Insured
  2,320,000    Eagle County School District #RE50J, Series 1999                 Aaa/AAA               2,456,300
                    6.15%, 12/01/04, FGIC Insured
  1,040,000    El Paso County School District #20                               Aaa/AAA               1,095,900
                    6.00%, 12/15/04, AMBAC Insured



  1,145,000    El Paso County School District #11                               Aa3/AA-               1,179,350
                    5.50%, 12/01/07
  1,330,000    El Paso County School District #11                               Aa3/AA-               1,433,075
                    6.25%, 12/01/08
  1,000,000    El Paso County School District #20                               Aaa/AAA               1,067,500
                    6.15%, 12/15/08, MBIA Insured
  1,100,000    El Paso County School District #2                                Aaa/AAA               1,100,000
                    5.25%, 12/01/09, MBIA Insured
  3,000,000    Jefferson County School District # R-1                           Aaa/AAA               3,090,000
                    5.50%, 12/15/06, FGIC Insured
  3,000,000    Jefferson County School District # R-1                           Aaa/AAA               3,056,250
                    5.50%, 12/15/09, FGIC Insured
  1,500,000    Larimer County, Colorado School #R-1 Refunding                   A1/NR                 1,535,625
                    5.40%, 12/15/04
  2,000,000    Larimer County, Colorado School #R-1 Refunding                   A1/AA-                2,092,500
                    5.90%, 12/15/05
  1,245,000    Larimer County, Colorado School #R-1 Refunding                   Aaa/AAA               1,308,806
                    5.875%, 12/15/06, FGIC Insured
  3,560,000    Larimer County, Colorado School #R-1 Refunding                   Aa3/AA-               3,524,400
                    5.25%, 12/15/11
  2,065,000    Mesa County School District #51                                  Aaa/AAA               2,186,319
                    6.00%, 12/01/06, MBIA Insured
  1,000,000    Mesa County School District #51                                  Aaa/AAA                 996,250
                    5.20%, 12/01/09, MBIA Insured
  1,245,000    North Jefferson County, Park & Recreation                        Aaa/NR                1,249,669
                    5.25%, 12/01/08, AMBAC Insured
  1,045,000    Pitkin County Colorado School District #1 (ASPEN)                Aaa/AAA               1,085,494
                    5.85%, 11/15/03, AMBAC Insured
  1,790,000    Pitkin County, Aspen School District #1 Series 1989              Aaa/AAA               1,852,650
                    5.95%, 11/15/05, AMBAC Insured
  1,040,000    Pueblo County Colorado School District # 70                      Aaa/AAA               1,051,700
                    5.50%, 12/01/09, AMBAC Insured
  1,050,000    Summit County School District, Series A                          Aaa/AAA               1,069,688
                    5.40%, 12/01/06, FGIC Insured



  1,000,000    Summit County School District, Series A                          Aaa/AAA               1,020,000
                    5.50%, 12/01/07, FGIC Insured
  1,000,000    Weld & Adams County School District 3J                           Aaa/AAA               1,013,750
                    5.50%, 12/15/10, AMBAC Insured                                                   60,122,376

               CITY & COUNTY (1.6%)
  1,000,000    Denver Colorado City & County Unlimited Tax,                     Aa2/AA                1,026,250
                    7.00%, 08/01/03, Pre- Refunded
  1,085,000    Snowmass Refunding                                               Aa2/AAA               1,115,055
                    6.95%,11/15/05,  FSA Insured, Pre-Refunded
  1,000,000    Westminster Colorado Water Series 1992 A                         Aa3/AA-               1,037,500
                    6.25%, 12/01/07                                                                   3,178,805

               METROPOLITAN DISTRICT (9.9%)
  2,500,000    Boulder Colorado Central Area Improvement                        Aaa/AAA               2,539,125
                    6.30%, 08/15/07, FGIC Insured
  1,060,000    Castle Pines Metropolitan District                               Aaa/AAA               1,087,825
                    5.50%, 12/01/07, FSA Insured
  2,000,000    Castle Pines Metropolitan District                               Aaa/AAA               1,920,000
                    5.00%, 12/01/11, FSA Insured
  1,550,000    Central Platte Valley Metropolitan District                      NR/A                  1,526,750
                    5.25%, 12/01/09, ACA Insured
  1,080,000    Greenwood South Metropolitan District                            Aaa/AAA               1,117,800
                    5.60%, 12/01/05, MBIA Insured
  1,000,000    Highlands Ranch Metropolitan District #4                         Aaa/AA+               1,051,250
                    5.80%, 12/01/07, LOC Swiss Bank, Pre-Refunded
  1,530,000    Highlands Ranch Metropolitan District #1,
                    Refunding                                                   Aaa/AAA               1,577,812
                    6.25%, 09/01/06, MBIA Insured
  1,000,000    Highlands Ranch Metropolitan District #4                         Aaa/AAA               1,037,500
                    5.75%, 09/01/08, AMBAC Insured
  1,730,000    Highlands Ranch Metropolitan District #4                         Aaa/AAA               1,794,875
                    5.75%, 09/01/09, AMBAC Insured
  2,165,000    Interstate South Metropolitan District                           NR/A+                 2,213,712
                    5.75%, 12/01/09, LOC FBS



  1,365,000    South Suburban Park & Recreational District                      Baa3/AAA              1,351,350
                    5.125%, 12/15/09, FGIC Insured
  1,260,000    Westglenn Metropolitan District Colorado
                    Jefferson County Refunding,                                 NR/A+                 1,285,200
                    5.65%, 12/01/04, LOC FBS
  1,000,000    Westglenn Metropolitan District Colorado,                        NR/A+                 1,055,000
                    6.25%, 12/01/08, LOC FBS                                                         19,558,199

               WATER & SEWER (1.9%)
  1,550,000    Denver Colorado City & County Water                              Aa2/AA+               1,596,500
                    5.50%, 10/01/07
  2,000,000    Thornton, Colorado, Refunding-Spur A                             Aaa/AAA               2,070,000
                    5.60%, 12/01/06, FSA Insured                                                      3,666,500

               HOSPITAL (0.5%)
  1,000,000    Poudre Valley Hospital District, Refunding                       Aa/AA-                1,013,750
                    5.375%, 11/15/07
                    Total General Obligation Bonds                                                   87,539,630

               REVENUE BONDS (56.1%)
               HIGHER EDUCATION (10.3%)
  1,000,000    Aurora Educational Development Community
                    College Series 1990,                                        Aaa/AAA               1,007,280
                    7.10%, 04/01/02, MBIA Insured, Pre-Refunded
  1,000,000    Aurora Educational Development Revenue Bonds                     Aaa/AAA               1,007,630
                    7.25%, 04/01/05,  MBIA Insured, Pre-Refunded
  1,580,000    City of Aurora Colorado Educational Development
                    Refunding Bonds Series 1994,                                NR/BBB                1,603,700
                    6.00%, 10/15/07
  1,000,000    Colorado Post Secondary Educational Facilities
                    Authority Refunding Revenue Bonds,                          NR/AAA                1,028,760
                    6.35%, 06/01/05, AMBAC Insured, Pre-Refunded
  1,170,000    Colorado Post Secondary Educational Facility,                    Aaa/AAA               1,193,400
                    5.50%, 03/01/08, MBIA Insured
  1,000,000    Colorado Post Secondary Educational Facilities
                    Authority Refunding Revenue Bonds Series 93,                A2/AAA                1,023,750
                    5.95%, 03/01/09, AMBAC Insured




  1,000,000    Colorado State Board of Agriculture Revenue
                    Refunding, Colorado State University Student
                    Sports,                                                     Aaa/AAA               1,018,750
                    5.40%, 04/01/06, MBIA Insured
  1,000,000    Colorado State Board of Agriculture Revenue,
                    Fort Lewis College,                                         Aaa/AAA               1,047,500
                    6.50%, 10/01/06, FGIC Insured
  1,000,000    Colorado State Board of Agriculture Revenue,
                    University of Southern Colorado Auxiliary
                    Facility                                                    Aaa/AAA               1,035,000
                    6.25%, 08/01/07, AMBAC Insured
  1,000,000    Colorado State Board of Agriculture Revenue
                    Refunding, Colorado State University Student
                    Sports,                                                     Aaa/AAA               1,011,250
                    5.45%, 04/01/08, MBIA Insured
  1,500,000    Colorado Student Obligation Board Authority
                    Student Loan Revenue,                                       A/NR                  1,535,625
                    6.00%, 09/01/01
  1,860,000    Colorado State Colleges Western State,                           Aaa/AAA               1,885,575
                    5.50%, 05/15/09, MBIA Insured
    500,000    University of Colorado Regents Research Building
                    Revolving Fund Revenue,                                     A2/A+                   505,900
                    6.85%, 06/01/03
  1,000,000    University of Colorado Research Building Revenue                 Aaa/AAA               1,038,750
                    6.00%, 06/01/06, MBIA Insured
  1,000,000    University of Colorado Revenue                                   Aaa/AAA               1,041,250
                    6.20%, 06/01/07, MBIA Insured
  1,500,000    State of Colorado University of Northern Colorado
                    Auxiliary Facilities,                                       Aaa/AAA               1,569,375
                    5.75%, 06/01/07, MBIA Insured
  1,745,000    State of Colorado University of Northern Colorado
                    Auxiliary Facilities,                                       Aaa/AAA               1,810,438
                    5.75%, 06/01/08, MBIA Insured                                                    20,363,933




               ELECTRIC (6.1%)
  5,000,000    Adams County Colorado Pollution Control Revenue
                    Public Service,                                             Aaa/AAA               5,118,750
                    5.625%, 04/01/08, MBIA Insured
  1,210,000    Moffat County Colorado Pollution Control Revenue                 Aaa/AAA               1,246,300
                    5.50%, 11/01/03, AMBAC Insured
  2,125,000    Moffat County Colorado Pollution Control Revenue                 Aaa/AAA               2,202,031
                    5.625%, 11/01/06, AMBAC Insured
  1,375,000    Platte River Power Authority                                     Aaa/AAA               1,428,281
                    5.75%, 06/01/04, MBIA Insured
  2,000,000    Platte River Power Authority                                     Aaa/AAA               2,107,500
                    6.00%, 06/01/07, MBIA Insured                                                    12,102,862

               SALES TAX (9.3%)
  1,000,000    Arvada Colorado Sales & Use Tax Revenue                          Aaa/AAA               1,038,087
                    6.10%, 12/01/07, FGIC Insured
  2,000,000    Boulder County Colorado Open Space & Use Tax
                    Revenue Bonds Series 1994,                                  Aaa/AAA               2,087,500
                    5.75%, 12/15/04, FGIC Insured
  2,500,000    Boulder County, Colorado Capital Improvements                    NR/AA-                2,506,250
                    5.25%, 12/15/09
  1,045,000    City of Boulder Colorado                                         Aaa/AAA               1,042,387
                    5.25%, 08/15/10, AMBAC Insured
  2,000,000    City & County of Denver Colorado Excise
                    Tax Revenue                                                 Aaa/AAA               2,010,000
                    5.375%, 09/01/10, FSA Insured
  1,000,000    Denver Metro Major League Baseball Stadium
                    Excise Tax Revenue                                          Aaa/AAA               1,040,000
                    6.35%, 10/01/03, FGIC Insured, Pre-Refunded
  2,045,000    Fort Collins Sales & Use Tax Revenue                             Aaa/AAA               2,080,788
                    5.375%, 12/01/06, FGIC Insured
  1,000,000    Fort Collins Downtown Development Authority
                    Tax Increment Revenue                                       Aaa/AAA               1,027,000
                    6.50%, 06/01/07, MBIA Insured



  1,000,000    Jefferson County Districtwide Sales Tax                          Aaa/AAA               1,038,750
                    6.10%, 12/01/04, MBIA Insured
  1,245,000    Jefferson County Open Space Sales Tax                            Aaa/AAA               1,198,313
                    5.00%, 11/01/11, FGIC Insured
  1,040,000    Lakewood Colorado Sales & Use Tax Revenue,                       NR/AA                 1,036,100
                    5.25%, 12/01/09
  1,000,000    Westminster Sales & Use Tax 1991                                 Aaa/AAA               1,030,570
                    6.70%, 12/01/01, FGIC Insured
  1,175,000    Westminster Colorado Sales Tax Revenue                           Aaa/AAA               1,204,375
                    5.50%, 12/01/07, FGIC Insured                                                    18,340,120

               WATER & SEWER (10.1%)
  1,750,000    Centennial Water & Sewer District                                Aaa/AAA               1,822,187
                    5.80%, 12/01/07, FSA Insured
    500,000    Colorado Water Resource & Power
                    Development Authority,                                      Aaa/AAA                 511,770
                    7.00%, 11/01/00, FGIC Insured
    710,000    Colorado Water Resource & Power
                    Development Authority,                                      Aaa/AAA                 744,612
                    Series A 7.00%, 09/01/05, Pre-Refunded
  1,000,000    Colorado Water Resource & Power
                    Development Authority,                                      Aaa/AAA               1,040,000
                    6.80%, 11/01/05, FGIC Insured, Pre-Refunded
  1,000,000    Colorado Water Resource & Power
                    Development Authority,                                      Aaa/AAA               1,047,500
                    6.50%, 11/01/05, FGIC Insured
  1,000,000    Colorado Water Resource & Power
                    Development Authority,                                      Aa2/AA                1,042,500
                    6.00%, 09/01/06
  1,000,000    Colorado Water Resource & Power Development
                    Authority, Clean Water Revenue                              Aaa/AAA               1,025,000
                    5.35%, 09/01/06
  1,000,000    Colorado Water Resource & Power Development
                    Authority, Clean Water Revenue,                             Aaa/AAA               1,022,500
                    5.50%, 09/01/09



  1,000,000    Colorado Water Resource & Power Development
                    Authority, Water/Sewer Revenue,                             Aaa/AAA               1,010,000
                    5.375%, 09/01/10
  1,965,000    Fort Collins Colorado Wastewater Sewer Revenue                   Aaa/AAA               1,982,194
                    5.375%, 12/01/08, FGIC Insured
  1,530,000    Left Hand Water District, Series 1996                            Aaa/AAA               1,577,813
                    5.75%, 11/15/08, MBIA Insured
  1,055,000    Metro Wastewater Reclamation District, Gross
                    Revenue Series                                              Aa2/AA                1,080,056
                    5.80%, 04/01/06, Pre-Refunded
  1,270,000    Metro Wastewater Reclamation District,
                    Gross Revenue Series,                                       Aa2/AA                1,266,825
                    5.25%, 04/01/09
  1,010,000    Northglenn Colorado Water & Sewer                                Aaa/AAA               1,054,188
                    5.75%, 12/01/06, FSA Insured
  1,000,000    Pagosa Water & Sanitation Colorado Water & Sewer                 Aaa/AAA               1,003,750
                    5.25%, 12/01/08, AMBAC Insured
  1,715,000    Town of Erie                                                     NR/A                  1,663,550
                    5.125%, 12/01/10, ACA Insured
  1,000,000    Westminster Colorado Water & Wastewater
                    Utility Enterprise- Water And Wastewater
                    Revenue Series 1994                                         Aaa/AAA               1,041,250
                    5.70%, 12/01/04, AMBAC Insured                                                   19,935,695

               HOSPITAL (7.3%)
  2,030,000    Colorado Health Facility Authority Hospital                      Aaa/AAA               2,085,825
                    Revenue North Colorado Medical Center
                    5.60%, 05/15/05, MBIA Insured
  1,000,000    Colorado Health Facility Authority Hospital                      Aaa/AAA               1,013,750
                    Revenue Medical Center 5.50%, 12/01/08,
                    MBIA Insured
  1,000,000    Colorado Health Facility Authority Hospital                      Aa3/AA-                 977,500
                    Revenue Medical Center 5.375%, 12/01/09,
                    MBIA Insured



  1,500,000    Colorado Health Facility Authority Hospital
                    Revenue Medical Center                                      Aaa/AAA               1,483,125
                    5.25%, 12/01/10, MBIA Insured
  2,255,000    Colorado Health Facility Community Provider
                    Pooled Loan Revenue                                         Aaa/AAA               2,381,844
                    7.20%, 07/15/05, FSA Insured
  1,410,000    Colorado Health Facility Authority Hospital
                    Revenue Boulder Community Hospital                          Aaa/AAA               1,457,587
                    5.65%, 10/01/06, MBIA Insured
  1,000,000    Colorado Health Facility Authority Sisters of
                    Charity Health Care                                         Aaa/AAA               1,068,750
                    6.25%, 05/15/09, AMBAC Insured
  1,460,000    Colorado Springs Hospital Revenue                                Aaa/AAA               1,492,850
                    5.50%, 12/15/06, MBIA Insured
  1,000,000    Pueblo County Colorado Hospital Facilities,
                    Series A                                                    Aaa/AAA               1,042,500
                    6.80%, 09/01/05, MBIA Insured
  1,475,000    University Colorado Hospital Authority Hospital
                    Revenue                                                     Aaa/NR                1,500,813
                    5.50%, 11/15/07, AMBAC Insured                                                   14,504,544

               HOUSING (7.6%)
  1,600,000    Adams County Colorado Multi-family Housing
                    Revenue, Brittany Station Series A, FNMA                    NR/AAA                1,624,000
                    5.40%, 09/01/25
    825,000    City of Arvada Colorado Multi-family Housing
                    Revenue, Springwood                                         NR/AAA                  832,219
                    5.60%, 08/20/08, GNMA Insured
  1,000,000    City and County of Denver Colorado Single
                    Family Mortgage Revenue Series 1999 C                       NR/AAA                  912,500
                    5.000%, 11/01/15, GNMA Insured
     85,000    Colorado Housing Finance Authority 1991,
                    Series A-3                                                  NR/AA+                   85,949
                    6.10%, 11/01/00
     80,000    Colorado Housing Finance Authority 1991, Series A-1              NR/AA+                   81,800
                    6.20%, 11/01/01




    245,000    Colorado Housing Finance Authority 1991, Series A                A1/A                    247,756
                    6.90%, 05/01/01
    875,000    Colorado Housing Finance Authority, SFM Series A-2               NR/AA+                  907,812
                    6.65%, 11/01/06
    395,000    Colorado Housing Finance Authority SFM
                    Series 1994C,                                               Aa2/NR                  402,406
                    6.00%, 12/01/04
  1,225,000    Colorado Housing Finance Authority,
                    SFM Series D-2,                                             Aa2/NR                1,252,562
                    5.625%, 06/01/10
    655,000    Colorado Housing Finance Authority, SFM
                    Series A-2                                                  Aa2/NR                  669,652
                    5.75%, 11/01/10
    955,000    Colorado Housing Finance Authority, SFM
                    Series 1994C                                                Aa2/NR                  974,883
                    6.25%, 12/01/12
  2,000,000    Colorado Housing Finance Authority                               Aa2/NR                2,102,500
                    6.50%, 05/01/16
    750,000    Colorado Housing Finance Authority                               Aa2/NR                  767,812
                    6.05%, 10/01/16
  1,000,000    Colorado Housing Finance Authority                               Aa2/NR                1,031,250
                    6.125%, 11/01/23
    200,000    Commerce City Single Family Revenue Series A                     Aaa/NR                  205,000
                    6.875%, 03/01/12
  1,000,000    Littleton Assisted Living Building Authority, Amity
                    Plaza Project Multi-family Housing
                    Revenue Bond Series 1994,                                   NR/A+                 1,027,500
                    6.10%, 03/01/06
  1,500,000    Snowmass Village Multi-family Revenue Refunding                  Aaa/AAA               1,556,250
                    6.30%, 12/15/08, FSA Insured
    190,000    Southwestern Colorado Single Family Revenue
                    Partnership, Refunding                                      Aa2/NR                  194,988
                    7.10%, 09/01/04
     90,000    Summit County Single Family, Series A                            Aaa/NR                   91,913
                    7.25%, 12/01/04                                                                  14,968,752





               TRANSPORTATION (1.0%)

  1,000,000    Arapahoe County Colorado E-470 Vehicle
                    Registration Revenue Bonds                                  Aaa/AAA               1,020,000
                    5.45%, 08/31/07, MBIA Insured
  1,000,000    Regional Transportation District Sales Tax Revenue               Aaa/AAA               1,045,000
                    6.15%,11/01/05, FGIC Insured                                                      2,065,000

               MISCELLANEOUS REVENUE (3.4%)

  1,000,000    Boulder County, CO, N.C.A.R.                                     NR/A                  1,040,000
                    6.50%, 12/01/02
  2,275,000    Denver Colorado City & County Helen                              NR/AA-                2,337,562
                    Bonfils Project 5.875%, 12/01/09
  1,000,000    South Suburban Park & Recreational District                      Baa/NR                1,028,750
                    6.00%, 11/01/07
  1,230,000    Thornton, Colorado Development Authority                         Aaa/AAA               1,283,813
                    5.75%, 12/01/06, MBIA Insured
  1,055,000    Westminster, Colorado Certificate of Participation               Aaa/AAA               1,049,725
                    5.35%, 09/01/11, MBIA Insured                                                     6,739,850

               TEMPORARY INVESTMENTS IN SHORT-TERM
               MUNICIPAL SECURITIES (1.0%)
  2,000,000    Colorado Health Facilities Revenue                               VMIG1/A1              2,000,000
                    3.60%, 10/01/14 +

                    Total Revenue Bonds                                                             111,020,756

                    Total Investments (cost $198,630,962*)              100.3%                      198,560,386
                    Liabilities in excess of other assets                (0.3)                         (514,082)
                    Net Assets                                          100.0%                    $ 198,046,304

               *    Cost for Federal tax purposes is identical.
               + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                      PORTFOLIO ABBREVIATIONS:
               ACA    - American Capital Access
               AMBAC  - American Municipal Bond Assurance Corp.
               FGIC   - Financial Guaranty Insurance Co.
               FNMA   - Federal National Mortgage Association
               FSA    - Financial Security Assurance
               GNMA   - Government National Mortgage Association
               MBIA   - Municipal Bond Investors Assurance Corp.

                 See accompanying notes to financial statements

                           TAX-FREE FUND OF COLORADO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
    Investments at value (cost $198,630,962)                                                $ 198,560,386
    Interest receivable                                                                         1,758,507
    Receivable for Fund shares sold                                                               142,507
    Receivable for investment securities sold                                                      15,070
    Other assets                                                                                      924
    Total assets                                                                              200,477,394

LIABILITIES
    Payable for Fund shares redeemed                                                            1,098,160
    Cash overdraft                                                                                995,762
    Dividends payable                                                                             223,660
    Distribution fees payable                                                                      29,528
    Management fee payable                                                                         13,633
    Accrued expenses                                                                               70,347
    Total liabilities                                                                           2,431,090
NET ASSETS                                                                                  $ 198,046,304

    Net Assets consist of:
    Capital Stock - Authorized an unlimited number of shares, par value $.01 per share      $     198,341
    Additional paid-in capital                                                                197,954,670
    Net unrealized depreciation on investments                                                    (70,576)
    Accumulated net realized loss on investments                                                  (36,131)
                                                                                            $ 198,046,304

CLASS A
    Net Assets                                                                              $ 190,697,578
    Capital shares outstanding                                                                 19,098,800
    Net asset value and redemption price per share                                          $        9.98
    Offering price per share (100/96 of $9.98 adjusted to nearest cent)                     $       10.40

CLASS C
    Net Assets                                                                              $   1,932,402
    Capital shares outstanding                                                                    193,874
    Net asset value and offering price per share                                            $        9.97
    Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower,
      if redeemed during the first 12 months after purchase)                                $        9.97*

CLASS Y
    Net Assets                                                                              $   5,416,324
    Capital shares outstanding                                                                    541,428
    Net asset value, offering and redemption price per share                                $       10.00

                See accompanying notes to financial statements.

                           TAX-FREE FUND OF COLORADO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
        Interest income                                                                $ 10,882,024

Expenses:
        Management fee (note 3)                                      $   1,053,534
        Transfer and shareholder servicing agent fees                      154,717
        Distribution and service fees (note 3)                             118,137
        Trustees' fees and expenses (note 8)                                69,817
        Shareholders' reports and proxy statements                          53,472
        Legal fees                                                          46,454
        Custodian fees                                                      31,030
        Audit and accounting fees                                           26,250
        Registration fees and dues                                          23,116
        Insurance                                                            9,175
        Miscellaneous                                                       20,807
                                                                         1,606,509

        Expenses paid indirectly (note 7)                                  (14,019)
              Net expenses                                                                1,592,490
              Net investment income                                                       9,289,534

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
        Net realized loss from securities transactions                     (36,131)
        Change in unrealized depreciation on investments               (10,905,549)

        Net realized and unrealized loss on investments                                 (10,941,680)
        Net decrease in net assets resulting from operations                           $ (1,652,146)


                See accompanying notes to financial statements.

                           TAX-FREE FUND OF COLORADO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED DECEMBER 31,
                                                                         1999                   1998
OPERATIONS:
    Net investment income                                          $   9,289,534          $   9,744,863
    Net realized gain (loss) from securities transactions                (36,131)             1,753,003
    Change in unrealized depreciation on investments                 (10,905,549)            (1,140,899)
        Change in net assets from operations                          (1,652,146)            10,356,967

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6):
    Class A Shares:
    Net investment income                                             (9,466,538)            (9,122,237)
    Net realized gain on investments                                  (1,495,582)              (771,886)

    Class C Shares:
    Net investment income                                                (62,746)               (41,352)
    Net realized gain on investments                                     (15,059)                (3,498)

    Class Y Shares:
    Net investment income                                               (308,855)              (280,993)
    Net realized gain on investments                                     (42,367)               (23,772)
        Change in net assets from distributions                      (11,391,147)           (10,243,738)

CAPITAL SHARE TRANSACTIONS (NOTE 9):
    Proceeds from shares sold                                         16,765,266             21,817,536
    Reinvested dividends and distributions                             6,993,793              6,045,620
    Cost of shares redeemed                                          (29,816,558)           (33,853,380)
        Change in net assets from capital share transactions          (6,057,499)            (5,990,224)
        Change in net assets                                         (19,100,792)            (5,876,995)

NET ASSETS:
    Beginning of period                                              217,147,096            223,024,091
    End of period                                                  $ 198,046,304          $ 217,147,096

                See accompanying notes to financial statements.

                           TAX-FREE FUND OF COLORADO
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Tax-Free Fund of Colorado (the "Fund"), a non-diversified, open-end investment company, was organized in February, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception to April 30, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At December 31, 1999 there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.


c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a)   MANAGEMENT ARRANGEMENTS:

     Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to theFund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Fund's net assets. This fee will be reduced to 0.40% if certain payments are made under the Fund's Distribution Plan relative to Class A Shares.

     KPM Investment Management, Inc. (the "Sub-Adviser"), a wholly-owned subsidiary of KFS Corporation, a member of the nationally oriented Mutual of Omaha Companies, serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1% on the Fund's net assets. This fee will be reduced to 0.16% if certain payments are made under the Fund's Distribution Plan relative to Class A Shares.


     For the year ended December 31, 1999, the Fund incurred fees for advisory and administrative services of $1,053,534.

     Specific details as to the effect of the Fund's payments under its Distribution Plan, as described below, on the above management fees and as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.05% of the Fund's average net assets represented by Class A Shares. The Board of Trustees and shareholders approved an amendment to the Fund's Distribution Plan applicable to Class A Shares which will permit the Fund to make service fee payments at the rate of 0.15 of 1% on the entire net assets represented by Class A Shares. However, there will be a simultaneous reduction in the fee payable to the Manager from an annual rate of 0.50 of 1% to 0.40% on all net assets so that the combined payments of these fees will remain at the current level of 0.55 of 1% of the average annual net assets represented by the Class A Shares. However, management of the Fund has determined that implementation of the changes should be indefinitely postponed. For the year ended December 31, 1999, service fees on Class A Shares amounted to $101,231 of which the Distributor received $4,616.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 1999, amounted to $12,680. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 1999 amounted to $4,226. The total of these payments with respect to Class C Shares amounted to $16,906 of which the Distributor received $7,538.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Colorado, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 1999, the Distributor received sales commissions of $55,275 on sales of Class A Shares.


4. PURCHASES AND SALES OF SECURITIES

     During the year ended December 31, 1999, purchases of securities and proceeds from the sales of securities aggregated $27,193,558 and $34,803,986, respectively.

     At December 31, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $2,538,419 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $2,608,995 for a net unrealized depreciation of $70,576.

     At December 31, 1999, the Fund has a capital loss carryover of $36,131 which expires on December 31, 2007. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that this loss is used to offset future realized capital gains, it is probable the gains so offset will not be distributed.

5. PORTFOLIO ORIENTATION

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers' ability to meet their obligations.

6. DISTRIBUTIONS

     The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable. An additional distribution of gain may be made to the extent necessary to avoid payment of Federal taxes by the Fund.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates.

7. EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.


8. TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were seven Trustees, one of whom is affiliated with the Manager and is not paid any trustee fees. Trustees' fees paid during the year were at the average annual rate of $6,050 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. A meeting of the independent trustees is often held prior to each quarterly Board Meeting for which each attendee is paid a fee of $350. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses the Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended December 31, 1999 such reimbursements averaged approximately $3,900 per Trustee.

9. CAPITAL SHARE TRANSACTIONS

     Transactions in Capital Shares of the Fund were as follows:

                                                   YEAR ENDED                            YEAR ENDED
                                                DECEMBER 31, 1999                     DECEMBER 31, 1998
                                            SHARES             AMOUNT             SHARES             AMOUNT
CLASS A SHARES:
    Proceeds from shares sold              1,338,033         13,893,721          1,425,794       $  15,152,177
    Reinvested distributions                 672,082          6,907,950            566,091           6,002,679
    Cost of shares redeemed               (2,550,998)       (26,331,915)        (2,717,744)        (28,777,984)
        Net change                          (540,883)        (5,530,244)          (725,859)         (7,623,128)

CLASS C SHARES:
    Proceeds from shares sold                 82,358            848,198             37,561             396,665
    Reinvested distributions                   4,283             43,970              3,233              34,224
    Cost of shares redeemed                  (17,963)          (183,817)           (13,267)           (139,797)
        Net change                            68,678            708,351             27,527             291,092

CLASS Y SHARES:
    Proceeds from shares sold                192,086          2,023,347            591,639           6,268,694
    Reinvested distributions                   4,109             41,873                822               8,717
    Cost of shares redeemed                 (316,465)        (3,300,826)          (463,517)         (4,935,599)
        Net change                          (120,270)        (1,235,606)           128,944           1,341,812

Total transactions in Fund
    shares                               $  (592,475)      $ (6,057,499)          (569,388)      $  (5,990,224)


TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 CLASS A(1)
                                                                           YEAR ENDED DECEMBER 31,
                                                              1999        1998      1997      1996      1995
Net Asset Value, Beginning of Period                         $10.63      $10.62    $10.41    $10.56    $9.82

Income from Investment Operations:
    Net investment income                                     0.46        0.47      0.50      0.52      0.54
    Net gain (loss) on securities (both realized and
      unrealized)                                            (0.55)       0.04      0.23     (0.13)     0.74

    Total from Investment Operations                         (0.09)       0.51      0.73      0.39      1.28

Less Distributions (note 6):
    Dividends from net investment income                     (0.48)      (0.46)    (0.52)    (0.54)    (0.54)
    Distributions from capital gains                         (0.08)      (0.04)      -         -         -

    Total Distributions                                      (0.56)      (0.50)    (0.52)    (0.54)    (0.54)

Net Asset Value, End of Period                               $9.98        10.63    $10.62    $10.41    $10.56

Total Return (not reflecting sales charge)(%)                (0.84)       4.92      7.21      3.78      13.28

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)                 190,698      208,771   216,321   214,392   219,306
    Ratio of Expenses to Average Net Assets (%)               0.76        0.75      0.75      0.70      0.64
    Ratio of Net Investment Income to Average
      Net Assets (%)                                          4.41        4.47      4.78      5.02      5.20
    Portfolio Turnover Rate (%)                               13.08       15.20     22.66     10.96     14.20

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee in years ended December
31, 1996 and 1995 were:

    Ratio of Expenses to Average Net Assets (%)                -           -         -        0.74      0.76
    Ratio of Net Investment Income to
      Average Net Assets (%)                                   -           -         -        4.98      5.08

The expense ratios after giving effect to the waiver and expense offset for uninvested cash balances were:

    Ratio of Expenses to Average Net Assets (%)               0.75        0.73      0.72      0.69      0.63

(1) Designated as Class A Shares on April 30, 1996.

                See accompanying notes to financial statements.

                           TAX-FREE FUND OF COLORADO
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             CLASS C(1)                                     CLASS Y(1)
                                                                          PERIOD(2)                                      PERIOD(2)
                                             YEAR ENDED DECEMBER 31,        ENDED            YEAR ENDED DECEMBER 31,       ENDED
                                             1999     1998     1997     DEC. 31, 1996         1999    1998    1997     DEC. 31, 1996
Net Asset Value, Beginning of Period        $10.61   $10.60   $10.41       $10.31            $10.65  $10.64  $10.41        $10.31

Income from Investment Operations:
    Net investment income                    0.36     0.37     0.40         0.28              0.46    0.48    0.52          0.38
    Net gain (loss) on securities (both
      realized and unrealized)              (0.54)    0.04     0.21         0.12             (0.54)   0.04    0.25          0.12

    Total from Investment Operations        (0.18)    0.41     0.61         0.40             (0.08)   0.52    0.77          0.50

Less Distributions (note 6):
    Dividends from net investment income    (0.38)   (0.36)   (0.42)       (0.30)            (0.49)  (0.47)  (0.54)        (0.40)
    Distributions from capital gains        (0.08)   (0.04)     -            -               (0.08)  (0.04)    -             -

    Total Distributions                     (0.46    (0.40)   (0.42)       (0.30)            (0.57)  (0.51)  (0.54)        (0.40)

Net Asset Value, End of Period              $9.97    $10.61   $10.60       $10.41            $10.00  $10.65  $10.64        $10.41

Total Return (not reflecting sales
    charge) (%)                             (1.70)    3.92     5.99         3.78+            (0.79)   4.97    7.65          4.87+

Ratios/Supplemental Data
    Net Assets, End of Period
      ($ thousands)                          1,932    1,328    1,036         915              5,416   7,047   5,668          0.1
    Ratio of Expenses to Average Net
      Assets (%)                             1.70     1.69     1.69         1.65*             0.71    0.69    0.70          0.65*
    Ratio of Net Investment Income to
      Average Net Assets (%)                 3.44     3.50     3.81         4.07*             4.45    4.50    4.76          5.07*
    Portfolio Turnover Rate (%)              13.08    15.20    22.66        10.96             13.08   15.20   22.66         10.96

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee in the period ended
December 31, 1996 were:

    Ratio of Expenses to Average Net
      Assets (%)                              -        -        -           1.69*              -       -       -            0.69*
    Ratio of Net Investment Income
      to Average Net Assets (%)               -        -        -           4.03*              -       -       -            5.03*

The expense ratios after giving effect to the waiver and expense offset for uninvested cash balances were:

    Ratio of Expenses to Average Net
      Assets (%)                             1.69     1.68     1.66         1.64*             0.70    0.68    0.67          0.64*

(1) New Class of Shares established on April 30, 1996.
(2) From April 30, 1996 to December 31, 1996.
 +  Not annualized.
 *  Annualized.

                See accompanying notes to financial statements.

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended December 31, 1999, $9,588,521 of dividends paid by Tax-Free Fund of Colorado, constituting 84.18% of total dividends paid during fiscal 1999, were exempt-interest dividends; $1,662,106 of dividends paid, constituting 14.59% of total dividends paid during fiscal 1999, were capital gain dividends; and the balance was ordinary dividend income.

     Prior to January 31, 2000, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1999 CALENDAR YEAR.